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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  June 5, 2000



                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                   0-28496                               62-1626938
            (Commission File No.)           (IRS Employer Identification No.)

401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2000
(Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS


On June 5, 2000 Community Financial Group, Inc. named J. Hunter Atkins as the new President and Chief Executive Officer of The Bank of Nashville and Community Financial Group, Inc.

Mack Linebaugh will continue to serve as Chairman of the Board.



The news release is attached hereto as Exhibit 99.


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ITEM 7.  EXHIBITS

Additional Exhibits:

                   Exhibit 99       News Release dated 6/5/00


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMMUNITY FINANCIAL GROUP, INC.

         Date:   6/7/00                   /s/ Mack S. Linebaugh, Jr.
                                          -------------------------------
                                          Mack S. Linebaugh, Jr.
                                          Chairman of the Board